Supplement dated March 2, 2015
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2014 as amended and restated November 18, 2014 and February 17, 2015

(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.
PORTFOLIO MANAGER DISCLOSURE

In the section for Principal Global Investors, LLC (Equity Portfolio Managers), add the following information to the Other Accounts Managed and Ownership of Securities tables (information as of December 31, 2014).

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Joel Fortney: LargeCap Value Account
Registered investment companies	1	$170.9 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Joel Fortney	LargeCap Value	None

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